UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 2

to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2022

FOMO CORP.

(Exact name of Registrant as specified in its Charter)

california	001-13126	83-3889101
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1 E Erie St, Ste 525 Unit #2250, Chicago, IL 60611

(Address of principal executive offices)

(630) 286-9560

(Registrant’s Telephone Number)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Report”) constitutes Amendment No. 2 to the Current Report on Form 8-K filed on March 1, 2022 and amended on March 14, 2022 reporting the acquisition by the Company of SmartSolutions Technologies, L.P. (“SST”) and the completion of a debt financing with Thermo Communications Funding, LLC (“TCF”). This filing provides additional information with respect to the acquisition and financing.

FOMO CORP. is referred to herein as “FOMO”, the “Company”, “we”, or “us”.

Item 1.01 Entry into a Material Definitive Agreement.

Acquisition of SmartSolutions Technologies, L.P. (“SST”)

On February 28, 2022, FOMO closed the acquisition of the general and all the limited partnership interests of SMARTSolution Technologies L.P. (“SST”) pursuant to a Securities Purchase Agreement dated February 28, 2022 (the “SPA”), by and between the Company and Mitchell Schwartz (“Seller”), the beneficial owner of the general and limited partnership interests in SST. SST is a Pittsburgh, Pennsylvania–based audiovisual systems integration company that designs and builds presentation, teleconferencing and collaborative systems for businesses, educational institutions and other nonprofits organizations.

Pursuant to the SPA, FOMO:

●	issued to Seller 1,000,000 shares of its authorized but unissued Series B Preferred Stock (the “Series B Preferred Shares”);
●	paid approximately $927,600 of SST’s indebtedness to third parties;
●	entered into an “at will” employment agreement with Seller, pursuant to which Seller will continue to serve as SST’s Chief Executive Officer at an annual salary of $100,000; and
●	as an incentive to retain SST’s other employees, issued to such employees, a total of 300,000,000 three-year common stock purchase warrants (the “Incentive Warrants”), each entitling the holder to purchase one share of SST common stock at an exercise price of $0.001 per share.

Each Series B Preferred Share entitles the holder to a preferred cumulative annual dividend of $0.01 per share, when, as and if declared by FOMO’s board of directors out of funds legally available therefor. Each Series B Preferred Share is convertible at the option of the holder into 1,000,000 shares of the Company’s common stock for an aggregate of 1,000,000,000 shares of common stock, subject to adjustment for stock splits, stock dividends and similar transactions. The Series B Preferred Shares have a liquidation preference of $0.001 per share and vote on all matters presented to stockholders for a vote on an “as converted” basis together with our common stock as a single class, except as required by law.

The Series B Preferred Shares, Incentive Warrants and shares of common stock issuable upon conversion of the Series B Preferred Shares and exercise of the Incentive Warrants were issued in a transaction exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”), as amended, pursuant to the exemption afforded by Section 4(a)(2) of the Securities Act.

The above description of the SPA, the employment agreement with Seller, the rights, preferences, powers, restrictions and limitations of the Series B Preferred Shares and the Incentive Warrants are only summaries and are qualified in their entirety by reference to the copies of those documents filed as Exhibits to this Report.

Financing with Thermo King Communications Funding, LLC (“TMC”)

In order to finance the repayment of SST indebtedness, on February 28, 2022, FOMO and its subsidiaries, including SST (collectively, the “Borrower”) entered into a Loan and Security Agreement (the “Loan Agreement”) with TCM, an institutional investor, pursuant to which TCM afforded the Borrower a line of credit facility of up to $1,000,000 (the “Credit Facility”). Under the Credit Facility, the Borrower may, from time to time until the maturity date of February 28, 2024, request advances, provided the aggregate of all outstanding advances does not exceed an amount equal to the borrowing base of 85% of eligible accounts, up to a maximum of $1,00.000 and that at the time of each advance, the Borrower meets certain other conditions customary and typical for agreements of this type and nature. Advances under the Credit Facility are evidenced by a promissory note (the “Promissory Note”) bearing interest at prime plus 5.25% (adjusted quarterly), with a minimum interest rate of 11.5% per annum. All amounts repaid may be reborrowed subject to compliance with the borrowing base and other conditions. The Credit Facility is secured by the grant of security interest on all the Borrower’s assets and is guaranteed by a Limited Recourse Guaranty (the “Guaranty”) made by Vikram Grover, our Chief Executive Officer.

The above description of the Credit Facility, the Loan Agreement, the Promissory Note and the Guaranty Warrants are only summaries and are qualified in their entirety by reference to the copies of those documents filed as Exhibits to this Report.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in Item 1.01 Entry into a Material Agreement in this Report is incorporated into this Item 2.01 by reference.

Item 3.02 Unregistered Sale of Equity Securities.

The disclosure set forth in Item 1.01 Entry into a Material Agreement in this Report is incorporated into this Item 3.02 by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. The financial statements of SST for the periods specified in Rule 8-04 (b) of Regulation S-X will be filed by the registrant by amendment to this report within 75 days of February 28, 2022, the initial date of this Report.

(b) Pro forma financial information. The pro forma financial information required to be filed as specified in Rule 8-05 of Regulation S-X will be filed by the registrant by amendment to this report within 75 days of February 28, 2022, the initial date of this Report.

(d) Exhibits. The following exhibits are filed with this Report:

Exhibit No.	Description
10.1	FOMO CORP. SST Securities Purchase Agreement dated – February 28, 2022*
10.2	FOMO CORP. Thermo Communications Funding Promissory Note – February 28, 2022*
10.3	FOMO CORP. Thermo Communications Funding Loan and Security Agreement – February 28, 2022*
10.4	Vikram Grover Limited Recourse Guaranty – February 28, 2022*
10.5	Mitchell Schwartz Employment Agreement – February 28, 2022*
10.6	Employee Warrant Agreement*
10.7	FOMO CORP. Certificate of Determination Series B Preferred Shares*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOMO CORP.

Date: March 22, 2022	By:	/s/ Vikram Grover
Vikram Grover
Chief Executive Officer